LDTI Initial Disclosure September 21, 2022 Randy Freitag EVP and Chief Financial Officer Ellen Cooper President and Chief Executive Officer Exhibit 99.1

Forward-looking statements – cautionary language Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: The continuation of the COVID-19 pandemic, or future outbreaks of COVID-19, and uncertainty surrounding the length and severity of future impacts on the global economy and on our business, results of operations and financial condition; Weak general economic and business conditions that may affect demand for our products, account values, investment results, guaranteed benefit liabilities, premium levels and claims experience; Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holding company’s ability to meet its obligations; Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’ products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees; The impact of U.S. federal tax reform legislation on our business, earnings and capital; The impact of Regulation Best Interest or other regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations relating to the standard of care owed by investment advisers and/or broker-dealers that could affect our distribution model; Actions taken by reinsurers to raise rates on in-force business; Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses, estimated gross profits and demand for our products; Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses, and reduced hedge performance related to variable annuities; The impact of the implementation of the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to the regulation of derivatives transactions; The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; an acceleration of the net amortization of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”); and an increase in liabilities related to guaranteed benefit features of our subsidiaries’ variable annuity products;

Forward-looking statements – cautionary language (contd.) Ineffectiveness of our risk management policies and procedures, including various hedging strategies used to offset the effect of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates; A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products, in establishing related insurance reserves and in the net amortization of DAC, VOBA, DSI and DFEL, which may reduce future earnings; Changes in accounting principles that may affect our business, results of operations and financial condition, including the adoption effective January 1, 2023, of FASB ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts; Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets; Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches of our data security systems; The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items; The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives, including the Spark Initiative; The adequacy and collectability of reinsurance that we have obtained; Future pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance; Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and The unanticipated loss of key management, financial planners or wholesalers. The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of Risk Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Key messages at 6/30/221 1 Lincoln will adopt ASU 2018-12, also known as Targeted Improvements for Long-Duration Contracts (“LDTI”) at 1/1/23. Our LDTI implementation program is progressing on schedule but is not yet complete. As such, our LDTI figures are estimates, have not yet been finalized and are subject to change. 2 Assuming adoption of LDTI were effective 6/30/2022.

LDTI impacts on book value versus current GAAP (in billions) 1 Amounts in the two columns represent the estimated increase or (decrease) to actual amounts at December 31, 2020, and June 30, 2022, respectively, assuming adoption of LDTI at each date.

Market risk benefits impacts and sensitivities MRB under LDTI $1.0B MRB net liability at 6/30/22 Net liability of $1.0B under LDTI consistent with net liability under current GAAP $0.0B impact on total book value New accounting standard splits the MRB impact between $(2.2)B in book value ex-AOCI and $2.2B in AOCI S&P 500 +/- 5% Risk-free Interest Rate +/- 10 basis points Non-Performance Risk +/- 10 basis points in own-credit spread Estimated sensitivities of MRB impacts 6/30/22 (after-tax, millions)1 +/- $425-450 +/- $250-350 +/- $150-200 1 These sensitivities represent the impact of LDTI accounting for MRBs relative to current accounting at June 30, 2022.

Minimal expected LDTI impact on earnings and ROE Liability for Future Policyholder Benefits Minimal impact versus current GAAP accounting Amortization of Deferred Acquisition Costs Slightly negative impact, mostly in Life Insurance Negative impact declines over time Increased Net Income Volatility LDTI will increase volatility of net income driven by changes in market risk benefit asset/liability LDTI changes the timing of net income emergence, not the underlying economics Market Risk Benefits MRB fair value changes excluded from adjusted operating income. However, operating income will include hedge costs discussed on the following page Slightly positive impact in Annuities driven by elimination of SOP reserving Adjusted Operating Income Impacts Expect minimal impact on earnings Exploring the creation of an adjusted book value metric that adjusts out non-economic MRB volatility Expect adjusted ROE to be relatively unimpacted

Updated VA hedge program

LDTI in summary assuming 6/30/22 adoption 1 See Appendix for a reconciliation of book value per share, excluding AOCI, to book value per share, including AOCI, the most directly comparable GAAP financial measure. 2 Amounts reflect adjusted operating income for the six months ended June 30, 2022 plus the analyst consensus estimate for Lincoln’s adjusted operating income for the six months ending December 31, 2022.  The use of the analyst consensus estimate is for illustrative purposes only and does not represent projected or forecasted results for the six months ending December 31, 2022.  See Appendix for a reconciliation of adjusted operating income to net income, the most directly comparable GAAP measure, for the six months ended June 30, 2022.  A reconciliation of adjusted operating income to net income for the analyst consensus estimate for the six months ending December 31, 2022 is not available, as Lincoln did not prepare such estimate.  As the impact of LDTI on adjusted operating income is not expected to be meaningful, for purposes of this presentation, we have assumed that post-LDTI adjusted operating income is approximately the same as pre-LDTI adjusted operating income. 3  See Appendix for a reconciliation of average equity, excluding AOCI, to average equity, including AOCI, the most directly comparable GAAP financial measure.

Key messages at 6/30/22

Appendix

Reconciliation Net income to adjusted income from operations 1 Analyst FactSet consensus for 2H22 as of 9/20/22. 2 As the impact of LDTI on adjusted operating income is not expected to be meaningful, for purposes of this presentation, we have assumed that post-LDTI adjusted operating income is approximately the same as pre-LDTI adjusted operating income. As a result, a separate reconciliation for post-LDTI adjusted operating income has not been presented. Upon adoption of LDTI, MRB fair value changes will be excluded from adjusted operating income.

Reconciliation Book Value per Share Return on Equity 1 For purposes of this presentation, calculated using adjusted operating income for the six months ended June 30, 2022 plus the analyst 9/20/22 FactSet consensus estimate for Lincoln’s adjusted operating income for the six months ending December 31, 2022, divided by pre-LDTI average book value, excluding AOCI, adjusted for the June 30, 2022 adoption impact to book value, excluding AOCI.